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                                                                   EXHIBIT 99.2


          CERTIFICATION PURSUANT TO CHAPTER 63, TITLE 18 UNITED STATES
                  CODE SS.1350 AS ADOPTED BY SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002
                  ACCOMPANYING QUARTERLY REPORT ON FORM 10-Q OF
     ARCH CAPITAL GROUP LTD. FOR THE FISCAL QUARTER ENDED SEPTEMBER 30, 2002



         I, John D. Vollaro, Executive Vice President and Chief Financial Officer of Arch Capital Group Ltd. (the "Company"), certify that the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2002 fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                          Date: November 14, 2002


                                          /s/ JOHN D. VOLLARO
                                          --------------------------------------
                                          John D. Vollaro
                                          Executive Vice President and Chief
                                          Financial Officer